[logo] M F S(R)                                           SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                     DECEMBER 31, 2001

[graphic omitted]

                              MFS(R) INSTITUTIONAL
                              HIGH YIELD FUND

MFS(R) INSTITUTIONAL HIGH YIELD FUND

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

            NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION
                           AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee,         LAWRENCE T. PERERA (born 06/23/35)
Chairman and President                              Trustee
Massachusetts Financial Services Company,           Hemenway & Barnes (attorneys), Partner
Chairman and Chief Executive Officer
                                                    WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59) Trustee             Trustee
Massachusetts Financial Services Company,           Harvard University Graduate School of
President and Director                              Business Administration, Adjunct
                                                    Professor; CBL & Associates Properties,
KEVIN J. PARKE* (born 12/14/59) Trustee             Inc. (real estate investment trust),
Massachusetts Financial Services Company, Chief     Director; The Baupost Fund (a mutual
Investment Officer, Executive Vice President and    fund), Vice Chairman and Trustee
Director
                                                    J. DALE SHERRATT (born 09/23/38) Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee      Insight Resources, Inc. (acquisition
Brigham and Women's Hospital, Chief of Cardiac      planning specialists), President;
Surgery; Harvard Medical School, Professor of       Wellfleet Investments (investor in
Surgery                                             health care companies), Managing General
                                                    Partner (since 1993); Paragon Trade
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)  Brands, Inc. (disposable consumer
Trustee                                             products), Director; Cambridge
Edmund Gibbons Limited (diversified holding         Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial         products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;      (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                    ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee            Independent health care industry
Private investor and real estate consultant;        consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                           WARD SMITH (born 09/13/30) Trustee
                                                    Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee              (manufacturer of highly engineered
Private investor; KeySpan Corporation (energy       products for industrial and aerospace
related services), Director; Eastern Enterprises    applications), Director (until June
(diversified services company), Chairman, Trustee   1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,          ROBERT R. FLAHERTY (born 09/18/63)
Chairman and President                              Assistant Treasurer
Massachusetts Financial Services Company,           Massachusetts Financial Services
Chairman and Chief Executive Officer                Company, Vice President (since August
                                                    2000); UAM Fund Services, Senior Vice
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant   President (prior to August 2000)
Secretary and Assistant Clerk
Massachusetts Financial services Company, Senior    ELLEN MOYNIHAN (born 11/13/57) Assistant
Vice President and Associate General Counsel        Treasurer
                                                    Massachusetts Financial Services
MARK E. BRADLEY (born 11/23/59) Assistant           Company, Vice President (since September
Treasurer                                           1996)
Massachusetts Financial Services Company,
Vice President (since March 1997)                   JAMES O. YOST (born 06/12/60) Assistant
                                                    Treasurer
STEPHEN E. CAVAN (born 11/06/53)                    Massachusetts Financial Services
Secretary and Clerk                                 Company, Senior Vice President
Massachusetts Financial Services Company,
Senior Vice President, General Counsel
and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling
1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
        NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

INVESTMENT ADVISER                         INVESTOR SERVICE

Massachusetts Financial Services Company   MFS Service Center, Inc.
500 Boylston Street                        P.O. Box 2281
Boston, MA 02116-3741                      Boston, MA 02107-9906

DISTRIBUTOR                                For general information, call toll
                                           free: 1-800-225-2606 any business day
MFS Fund Distributors, Inc.                from 8 a.m. to 8 p.m. Eastern time.
500 Boylston Street
Boston, MA 02116-3741                      For service to speech- or hearing-
                                           impaired individuals, call toll free:
PORTFOLIO MANAGER                          1-800-637-6576 any business day from
                                           9 a.m. to 5 p.m. Eastern time. (To
Bernard Scozzafava+                        use this service, your phone must be
                                           equipped with a Telecommunications
CUSTODIAN                                  Device for the Deaf).

State Street Bank and Trust Company        For share prices, account balances,
                                           exchanges or stock and bond outlooks,
INVESTOR INFORMATION                       call toll free: 1-800-MFS-TALK
                                           (1-800-637-8255) anytime from a
For information on MFS mutual funds,       touch- tone telephone.
call your investment professional or,
for an information kit, call toll          WORLD WIDE WEB
free: 1-800-637-2929 any business day      www.mfs.com
from 9 a.m. to 5 p.m. Eastern time
(or leave a message anytime).

+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Equity I, L.P., MFS Equity I-A, L.P., MFS Equity I, Ltd., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC., and certain affiliates(1) (collectively, "MFS," "we," "us," or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment products or services. Examples of nonpublic personal information include the information you provide on new account applications or subscription documents for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker/dealer, bank, investment adviser, or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-637-2262 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2001, the fund provided a total return of -0.35%, including the reinvestment of any distributions but excluding the effects of any sales charges. This compares to a return of 2.13% for the fund's benchmark, the Salomon Brothers High Yield Index (the Salomon Index). The Salomon Index is an unmanaged market-value-weighted index which includes public, nonconvertible, cash-pay and deferred-interest U.S. corporate bonds with remaining maturities of at least seven years and a credit rating between "CCC" and "BB+". The fund also compares performance to the average high current yield fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, which returned 0.14% during the same period.

While high-yield bonds rebounded off their lows during the fourth quarter of 2001, the past year was a difficult and volatile period for the high-yield market as the spread between the yield on high-yield bonds and U.S. Treasuries fluctuated significantly. As the yields on high-income bonds increased, the value of our holdings declined. At the end of December, high-yield bonds yielded, on average, 12.25%, compared to 5% for Treasury bonds of similar maturities, resulting in a spread of about 7.25% or 725 basis points. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

By the end of the year, the market recovered most of its losses from September due to very strong inflows into high-yield mutual funds and renewed investor confidence that the economy is poised to recover in 2002. New high-yield bond issuance, while up from 2000, has not kept pace with demand. While better quality, highly-traded issues appreciated more than lower-quality bonds in the secondary market, even lower-rated bonds benefited from the strong market as investors' risk tolerances seemed to increase due to high cash positions and attractive yields. Nevertheless, our greater exposure to lower-rated bonds relative to the Salomon Index was the primary reason for our underperformance versus the benchmark.

Given an environment of slowing economic growth and rising defaults, we increased our exposure to higher-quality issuers in defensive sectors such as media, gaming, and health care during the period. Within the media sector we've focused primarily on cable companies such as Charter Communications and Adelphia Communications. In our view, these companies offered the combination of attractive growth potential with stable cash flows. Despite the slowing economy, our research uncovered a number of cable companies that continued to show revenue growth from new digital television services and increased demand for high-speed Internet service.

We've also added "BB" rated gaming bonds, given the relatively reliable cash flow of these companies, and casino bonds generally performed well for the portfolio. Although travel related bonds registered some of the largest price declines following the September 11 attacks, the portfolio was well-positioned in better-quality names, which have since recovered most of their initial losses.

In the health care sector, we've added selectively to higher-quality names, such as HCA and Tenet Healthcare. Tenet was upgraded to investment-grade quality during the period, so we have since liquidated the position. However, the bonds appreciated significantly prior to and following the upgrade, which provided a lift to performance.

On the other hand, our telecommunications holdings have been a drag on performance. We started the year slightly overweighted in the industry and have steadily reduced our exposure in response to the deteriorating fundamentals. We were slightly underweighted in the sector at the end of the year. Given the economic slowdown, we also reduced exposure to cyclical industries such as steel and paper. This decision benefited performance during the period.

As we enter 2002, we think that it is likely the high-yield market will remain volatile in the near term, but at a spread of 725 basis points or 7.25% over U.S. Treasuries of comparable maturities, we think the market is fairly valued, and that the expectation for further defaults is already reflected in bond prices. According to our research, as the economy came out of its last recession, the spread on high yield bonds versus Treasuries tightened to its historic average of about 480 basis points. If in 2002 the spread were to tighten to its historic average that would result in material price appreciation. Of course, past performance is no guarantee of future results, but at 12.25%, we believe that investors are being paid adequately to wait for potential capital appreciation. As was the case earlier this year, we expect that this historically wide yield spread may eventually attract investors back to the high-yield market.

     Respectfully,

 /s/ Bernard Scozzafava

     Bernard Scozzafava
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different

PORTFOLIO MANAGER'S PROFILE

Bernard Scozzafava is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the strategic income and high-yield portfolios of our mutual funds, variable annuities, offshore investment products, and institutional products.

He joined MFS in 1989 as Investment Officer and was named Assistant Vice President in 1991, Vice President in 1993, portfolio manager in 1994, and Senior Vice President in 2000. Prior to joining MFS, he worked as a securities trader and a research analyst for the Federal Reserve Bank of New York.

Bernie is a graduate of Hamilton College and earned a Master of Science degree from the Massachusetts Institute of Technology.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks high current income.

Commencement of investment operations: December 31, 1998

Size: $4.2 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value.

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

                             6 Months              1 Year              Life*
------------------------------------------------------------------------------
Cumulative Total Return        -0.35%              +0.73%             +1.62%
------------------------------------------------------------------------------
Average Annual Total Return     --                 +0.73%             +0.54%
------------------------------------------------------------------------------
*For the period from the commencement of the fund's investment operations, December 31, 1998, through December 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower-rated securities may provide greater returns, but may have greater-than-average risk.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At a special meeting of shareholders of MFS Institutional High Yield Fund, which was held on December 27, 2001, the following actions were taken:

ITEM 1. Trustees of the Trust were elected as follows:

                                                           NUMBER OF SHARES
                                                        ----------------------
                                                                       WITHHOLD
NOMINEE                                                           FOR  AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                         527,040.889     0
John W. Ballen                                            527,040.889     0
Lawrence H. Cohn                                          527,040.889     0
J. David Gibbons                                          527,040.889     0
William R. Gutow                                          527,040.889     0
J. Atwood Ives                                            527,040.889     0
Abby M. O'Neill                                           527,040.889     0
Lawrence T. Perera                                        527,040.889     0
William J. Poorvu                                         527,040.889     0
Arnold D. Scott                                           527,040.889     0
J. Dale Sherratt                                          527,040.889     0
Elaine R. Smith                                           527,040.889     0
Ward Smith                                                527,040.889     0

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    527,040.889
Against                                                          0
Abstain                                                          0

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    527,040.889
Against                                                          0
Abstain                                                          0

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    527,040.889
Against                                                          0
Abstain                                                          0

ITEM 5. The ratification of the selection of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending June 30, 2002.

                                                  NUMBER OF SHARES
--------------------------------------------------------------------
For                                                    527,040.889
Against                                                          0
Abstain                                                          0

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2001

Bonds - 85.0%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)            VALUE
--------------------------------------------------------------------------------
U.S. Bonds - 80.4%
  Advertising & Broadcasting - 6.6%
    Benedek Communications Corp., 13.25s, 2006**           $ 20       $   14,200
    Chancellor Media Corp., 8.125s, 2007                     20           20,800
    Chancellor Media Corp., 8s, 2008                         20           20,800
    Echostar Broadband Corp., 10.375s, 2007                  20           20,950
    Echostar DBS Corp., 9.375s, 2009                         80           82,000
    Emmis Communications Corp., 12.5s, 2011                  40           24,200
    LIN Holdings Corp., 0s to 2003, 10s to 2008              30           19,200
    LIN Television Corp., 8s, 2008##                         20           20,150
    Paxson Communications Corp., 10.75s, 2008##              15           15,731
    Young Broadcasting, Inc., 8.75s, 2007                    20           18,250
    Young Broadcasting, Inc., 8.5s, 2008                     20           20,100
                                                                      ----------
                                                                      $  276,381
--------------------------------------------------------------------------------
  Aerospace - 2.6%
    Alliant Techsystems, Inc., 8.5s, 2011                  $ 25       $   26,000
    K & F Industries, Inc., 9.25s, 2007                      40           39,000
    L-3 Communications Corp., 8s, 2008                       45           46,013
                                                                      ----------
                                                                      $  111,013
--------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Westpoint Stevens, Inc., 7.875s, 2008                  $ 25       $    7,375
--------------------------------------------------------------------------------
  Automotive - 1.4%
    American Axle & Manufacturing, Inc., 9.75s, 2009       $ 20       $   20,500
    Collins & Aikman Products Co., 10.75s, 2011               5            5,013
    Hayes Lemmerz International, Inc., 11.875s, 2006##**     15            7,050
    Hayes Wheels International, Inc., 11s, 2006**            25            1,125
    Lear Corp., 8.11s, 2009                                  25           25,580
                                                                      ----------
                                                                      $   59,268
--------------------------------------------------------------------------------
  Biotechnology - 1.0%
    Alliance Imaging, Inc., 10.375s, 2011                  $ 20       $   21,200
    Fisher Scientific International, Inc., 9s, 2008          20           20,500
                                                                      ----------
                                                                      $   41,700
--------------------------------------------------------------------------------
  Building - 3.2%
    American Standard, Inc., 7.375s, 2008                  $ 55       $   55,000
    American Standard, Inc., 7.625s, 2010                    10           10,000
    Atrium Cos, Inc., 10.5s, 2009                            25           23,000
    MMI Products, Inc., 11.25s, 2007##                       25           23,062
    Nortek, Inc., 9.25s, 2007                                25           25,500
                                                                      ----------
                                                                      $  136,562
--------------------------------------------------------------------------------
  Business Services - 2.1%
    Iron Mountain, Inc., 8.75s, 2009                       $ 20       $   20,900
    Iron Mountain, Inc., 8.625s, 2013                        25           25,750
    United Stationers Supply Co., 8.375s, 2008               40           40,350
                                                                      ----------
                                                                      $   87,000
--------------------------------------------------------------------------------
  Chemicals - 2.4%
    Huntsman ICI Holdings, 10.125s, 2009                   $ 40       $   37,200
    Lyondell Chemical Co., 9.625s, 2007                      40           40,200
    Macdermid, Inc., 9.125s, 2011                            25           25,625
                                                                      ----------
                                                                      $  103,025
--------------------------------------------------------------------------------
  Consumer Cyclical - 1.5%
    Kindercare Learning Centers, Inc., 9.5s, 2009          $ 20       $   19,100
    Williams Scotsman, Inc., 9.875s, 2007                    45           43,425
                                                                      ----------
                                                                      $   62,525
--------------------------------------------------------------------------------
  Construction Services - 0.6%
    D R Horton, Inc., 9.75s, 2010                          $ 20       $   20,600
    Meritage Corp., 9.75s, 2011                               5            5,156
                                                                      ----------
                                                                      $   25,756
--------------------------------------------------------------------------------
  Consumer Goods & Services - 0.9%
    Samsonite Corp., 10.75s, 2008                          $ 20       $   14,000
    Simmons Co., 10.25s, 2009                                25           25,250
                                                                      ----------
                                                                      $   39,250
--------------------------------------------------------------------------------
  Containers - 2.7%
    Ball Corp., 8.25s, 2008                                $ 45       $   47,475
    Consolidated Container Co., 10.125s, 2009                25           19,000
    Plastipak Holdings, 10.75s, 2011##                       20           21,000
    Silgan Holdings, Inc., 9s, 2009                          25           25,250
                                                                      ----------
                                                                      $  112,725
--------------------------------------------------------------------------------
  Defense Electronics - 1.0%
    MOOG, Inc., 10s, 2006                                  $ 40       $   40,700
--------------------------------------------------------------------------------
  Electrical Equipment - 0.6%
    Actuant Finance Corp., 13s, 2009                       $ 25       $   26,750
--------------------------------------------------------------------------------
  Energy - 1.5%
    P&L Coal Holdings Corp., 8.875s, 2008                  $ 18       $   19,080
    P&L Coal Holdings Corp., 9.625s, 2008                    41           43,973
                                                                      ----------
                                                                      $   63,053
--------------------------------------------------------------------------------
  Energy - Independent - 2.7%
    Chesapeake Energy Corp., 8.125s, 2011##                $ 35       $   34,125
    Luscar Coal Ltd., 9.75s, 2011##                          20           21,111
    Ocean Energy, Inc., 8.875s, 2007                         15           15,782
    Pioneer Natural Resources Co., 9.625s, 2010              40           44,300
                                                                      ----------
                                                                      $  115,318
--------------------------------------------------------------------------------
  Food & Beverage Products - 0.6%
    Michael Foods Acquisition Corp., 11.75s, 2011          $ 25       $   27,000
--------------------------------------------------------------------------------
  Forest & Paper Products - 3.2%
    Buckeye Cellulose Corp., 9.25s, 2008                   $ 40       $   39,600
    Fibermark, Inc., 10.75s, 2011                            20           18,000
    Gaylord Container Corp., 9.375s, 2007                     5            4,200
    Gaylord Container Corp., 9.75s, 2007                     20           16,800
    Riverwood International Corp., 10.25s, 2006              25           25,562
    Riverwood International Corp., 10.625s, 2007             15           15,750
    U.S. Timberlands, 9.625s, 2007                           25           16,750
                                                                      ----------
                                                                      $  136,662
--------------------------------------------------------------------------------
  Gaming - 8.2%
    Argosy Gaming Co., 10.75s, 2009                        $ 15       $   16,425
    Aztar Corp., 8.875s, 2007                                25           25,875
    Boyd Gaming Corp., 9.5s, 2007##                          25           25,250
    Coast Hotels & Casinos, Inc., 9.5s, 2009                 25           25,750
    Horseshoe Gaming LLC, 8.625s, 2009                       25           25,844
    Mandalay Resort Group, 9.5s, 2008                        45           47,137
    MGM Grand, Inc., 9.75s, 2007                             40           41,900
    MGM Mirage, 8.375s, 2011                                 20           19,750
    Park Place Entertainment Corp., 8.875s, 2008             50           50,625
    Station Casinos, Inc., 8.375s, 2008                      55           55,756
    Station Casinos, Inc., 9.875s, 2010                      10           10,125
                                                                      ----------
                                                                      $  344,437
--------------------------------------------------------------------------------
  Insurance - Property & Casualty - 1.6%
    Willis Corroon Corp., 9s, 2009##                       $ 65       $   66,950
--------------------------------------------------------------------------------
  Machinery - 1.8%
    Agco Corp., 9.5s, 2008                                 $ 30       $   31,350
    Blount, Inc., 13s, 2009                                   5            2,300
    Terex Corp., 8.875s, 2008                                10            9,988
    Terex Corp., 10.375s, 2011                               20           20,800
    Thermadyne Manufacturing/Capital Corp., 9.875s, 2008**   30           11,250
                                                                      ----------
                                                                      $   75,688
--------------------------------------------------------------------------------
  Media - Cable - 6.9%
    Adelphia Communications Corp., 7.5s, 2004              $ 30       $   29,400
    Adelphia Communications Corp., 9.375s, 2009              20           19,000
    Charter Communications Holdings, 8.25s, 2007             75           72,094
    CSC Holdings, Inc., 8.125s, 2009                         40           41,218
    Frontiervision Operating Partnership LP, 11s, 2006       15           15,469
    Insight Midwest, 9.75s, 2009                             25           26,375
    Mediacom Broadband LLC & Media, 11s, 2013##              15           16,462
    Mediacom LLC/Mediacom Capital Co., 9.5s, 2013            20           20,750
    NTL Communications Corp., 0s to 2003, 12.375s to 2006    80           20,000
    NTL, Inc., 10s, 2007                                     10            3,400
    Telemundo Holdings, Inc., 0s to 2003, 11.5s to 2008      30           28,200
                                                                      ----------
                                                                      $  292,368
--------------------------------------------------------------------------------
  Medical & Health Technology Services - 4.3%
    Alaris Medical Systems, Inc., 11.625s, 2006##          $  5       $    5,400
    Fresenius Medical Care Capital Trust, 7.875s, 2008       45           45,000
    HCA Healthcare Co., 7.875s, 2011                         45           46,350
    Healthsouth Corp., 8.375s, 2011##                        40           41,200
    Insight Health Services Corp., 9.875s, 2011##            20           20,700
    Tenet Healthcare Corp., 8.125s, 2008                     20           21,438
                                                                      ----------
                                                                      $  180,088
--------------------------------------------------------------------------------
  Metals & Minerals - 0.7%
    Century Aluminum, Co., 11.75s, 2008##                  $ 30       $   31,050
--------------------------------------------------------------------------------
  Oil Services - 2.0%
    Dresser, Inc., 9.375s, 2011##                          $ 20       $   20,400
    Grant Prideco, Inc., 9.625s, 2007                        10            9,925
    Gulfmark Offshore, Inc., 8.75s, 2008                     20           19,100
    Tesoro Petroleum Corp., 9s, 2008                         25           25,188
    Westport Resources Corp., 8.25s, 2011                    10           10,100
                                                                      ----------
                                                                      $   84,713
--------------------------------------------------------------------------------
  Pollution Control - 1.3%
    Allied Waste North America, Inc., 7.625s, 2006         $ 40       $   39,500
    Allied Waste North America, Inc., 8.875s, 2008           15           15,450
                                                                      ----------
                                                                       $  54,950
--------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Hollinger International Publishing, 9.25s, 2007        $ 15       $   14,775
    Primedia, Inc., 8.875s, 2011                             15           13,500
                                                                      ----------
                                                                      $   28,275
--------------------------------------------------------------------------------
  Restaurants & Lodging - 1.4%
    HMH Properties, Inc., 8.45s, 2008                      $ 40       $   37,400
    Prime Hospitality Corp., 9.75s, 2007                     20           19,700
                                                                      ----------
                                                                      $   57,100
--------------------------------------------------------------------------------
  Retail - 1.9%
    Finlay Fine Jewelry Corp., 8.375s, 2008                $ 20       $   18,400
    Gap, Inc., 8.8s, 2008                                    15           13,125
    J.Crew Operating Corp., 10.375s, 2007                    15           12,000
    K Mart Corp., 9.375s, 2006                               45           37,012
                                                                      ----------
                                                                      $   80,537
--------------------------------------------------------------------------------
  Steel - 0.7%
    AK Steel Holdings Corp., 9.125s, 2006                  $ 20       $   20,500
    WCI Steel, Inc., 10s, 2004                               20           10,450
                                                                      ----------
                                                                      $   30,950
--------------------------------------------------------------------------------
  Supermarket - 1.4%
    Fleming Cos., Inc., 10.125s, 2008                      $ 35       $   35,350
    Southland Corp., 5s, 2003                                25           23,935
                                                                      ----------
                                                                      $   59,285
--------------------------------------------------------------------------------
  Technology - 1.0%
    Unisystem Corp., 7.875s, 2008                          $ 45       $   43,875
--------------------------------------------------------------------------------

  Telecom - Wireless - 8.9%
    Alamosa Holdings, Inc., 12.875s, 2010                  $ 40       $   24,400
    American Cellular Corp., 9.5s, 2009                      25           24,500
    American Tower Corp., 9.375s, 2009                       25           19,813
    AT&T Wireless Services, Inc., 7.875s, 2011               25           26,648
    Centennial Cellular Operating Co., 10.75s, 2008          20           16,200
    Crown Castle International Corp., 10.75s, 2011           50           48,875
    McCaw International Ltd., 0s to 2002, 13s to 2007**      20            1,000
    Nextel Communications, Inc., 0s to 2003, 9.95s to 2008   85           58,437
    Nextel Communications, Inc., 9.5s, 2011                  25           19,125
    Rural Cellular Corp., 9.625s, 2008                       20           20,200
    SBA Communications Corp., 0s to 2003, 12s to 2008        20           15,000
    Spectrasite Holdings, Inc., 11.25s, 2009                 35            9,100
    Spectrasite Holdings, Inc., 10.75s, 2010                 25           12,250
    Telecorp PCS, Inc., 10.625s, 2010                        35           39,987
    Voicestream Wireless Corp., 10.375s, 2009                36           41,111
                                                                      ----------
                                                                      $  376,646
--------------------------------------------------------------------------------
  Telecom - Wireline - 1.4%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                       $ 25       $   11,250
    Allegiance Telecommunications, Inc., 12.875s, 2008       20           14,900
    Exodus Communications, Inc., 11.625s, 2010**             15            2,775
    Focal Communications Corp., 12.125s, 2008                15            4,200
    ITC Deltacom, Inc., 9.75s, 2008                          25            9,250
    Nextlink Communications, Inc., 10.75s, 2009**            15            1,800
    Time Warner Telecommunications LLC, 9.75s, 2008          20           15,900
    Worldwide Fiber, Inc., 12s, 2009**                       15               19
                                                                      ----------
                                                                      $   60,094
--------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp., 8.875s, 2011                                $ 15       $   12,300
    CMS Energy Corp., 8.5s, 2011                             25           24,770
                                                                      ----------
                                                                      $   37,070
--------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Amerigas Partners, 8.875s, 2011                        $ 20       $   20,800
--------------------------------------------------------------------------------
Total U.S. Bonds                                                      $3,396,939
--------------------------------------------------------------------------------
Foreign Bonds - 4.6%
  Bermuda
    Global Crossing Holdings Ltd., 9.5s, 2009 (Telecom -
      Wireline)                                            $ 15       $    1,500
--------------------------------------------------------------------------------
  Canada - 1.1%
    Quebecor Media, Inc, 11.125s, 2011 (Advertising &
      Broadcasting)                                        $ 45       $   48,037
--------------------------------------------------------------------------------
  Cayman Islands - 0.8%
    Triton Energy Ltd., 8.875s, 2007 (Oil Services)        $ 30       $   33,300
--------------------------------------------------------------------------------
  Germany - 0.4%
    Callahan Nordrhein Westfallen, 14s, 2010 (Media -
      Cable)                                               $ 25       $   16,500
--------------------------------------------------------------------------------
  Netherlands - 0.3%
    Tele1 Europe BV, 13s, 2009 (Telecom - Wireline)        $ 25       $    9,000
    United Pan Europe Commerce, 10.875s, 2009 (Advertising
      & Broadcasting)                                        10            1,300
    United Pan Europe Commerce, 11.25s, 2010 (Advertising
      & Broadcasting)                                        10            1,300
                                                                      ----------
                                                                      $   11,600
--------------------------------------------------------------------------------
  Singapore - 0.4%
    Flextronics International Ltd, 9.875s, 2010
      (Electronics)                                        $ 15       $   15,750
--------------------------------------------------------------------------------
  United Kingdom - 1.6%
    Colt Telecom Group PLC, 12s, 2006 (Telecom-Wireline)   $ 20       $   17,600
    Ono Finance PLC, 13s, 2009 (Media - Cable)               20           15,175
    Telewest Communications, 9.875s, 2010 (Media - Cable)    50           35,000
                                                                      ----------
                                                                      $   67,775
--------------------------------------------------------------------------------
Total Foreign Bonds                                                   $  194,462
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $3,833,083)                             $3,591,401
--------------------------------------------------------------------------------
Stock - 0.1%
--------------------------------------------------------------------------------
                                                         SHARES
--------------------------------------------------------------------------------
U.S. Stock - 0.1%
  Metals & Minerals - 0.1%
    Metal Management, Inc. (Identified Cost, $16,249)*    1,145       $    2,633
--------------------------------------------------------------------------------
Preferred Stock - 0.4%
--------------------------------------------------------------------------------
    Primedia, Inc., 10s## (Identified Cost, $34,200)        400       $   16,400
--------------------------------------------------------------------------------
Short-Term Obligations - 8.1%
--------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
--------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02             $ 41       $   40,998
    Edison Asset Securitization LLC, due 1/02/02             89           88,995
    General Electric Capital Corp., due 1/02/02              64           63,997
    New Center Asset Trust, due 1/02/02                     150          149,993
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                       $  343,983
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
--------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be recieved $167,017 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                     $167       $  167,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $4,394,515)                       $4,121,417
Other Assets, Less Liabilities - 2.4%                                    102,640
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $4,224,057
--------------------------------------------------------------------------------
 *Non-income producing security.
**Non-income producing security - in default.
##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,394,515)             $  4,121,417
  Cash                                                                     440
  Interest receivable                                                   90,051
  Receivable from investment adviser                                    28,721
                                                                  ------------
      Total assets                                                $  4,240,629
                                                                  ------------
Liabilities:
  Payable to affiliates for management fee                              $  173
  Accrued expenses and other liabilities                                16,399
                                                                  ------------
      Total liabilities                                           $     16,572
                                                                  ------------
Net assets                                                        $  4,224,057
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $  4,932,931
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                   (273,098)
  Accumulated net realized loss on investments and
    foreign currency transactions                                     (425,859)
  Accumulated distributions in excess of net investment income          (9,917)
                                                                  ------------
      Total                                                       $  4,224,057
                                                                  ============
Shares of beneficial interest outstanding                            548,130
                                                                     =======
Net asset value, offering price and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $7.71
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2001
------------------------------------------------------------------------------
Net investment income:

  Income -
    Interest                                                      $ 204,227
    Dividends                                                         2,000
                                                                  ---------
      Total investment income                                     $ 206,227
                                                                  ---------

  Expenses -
    Management fee                                                $  10,579
    Trustees' compensation                                            1,370
    Shareholder servicing agent fee                                     158
    Administrative fee                                                  107
    Custodian fee                                                     1,512
    Printing                                                          5,499
    Auditing fees                                                     7,500
    Legal fees                                                        5,873
    Registration fees                                                 9,142
    Miscellaneous                                                     1,483
                                                                  ---------
      Total expenses                                              $  43,223
    Fees paid indirectly                                               (750)
    Reduction of expenses by investment adviser                     (28,721)
                                                                  ---------
      Net expenses                                                $  13,752
                                                                  ---------
        Net investment income                                     $ 192,475
                                                                  ---------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions
    (identified cost basis)                                       $(215,495)
  Change in unrealized appreciation on investments                    5,551
                                                                  ---------
      Net realized and unrealized loss on investments
        and foreign currency                                      $(209,944)
                                                                  ---------
          Decrease in net assets from operations                  $ (17,469)
                                                                  =========

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED          YEAR ENDED
                                                            DECEMBER 31, 2001       JUNE 30, 2001
                                                                  (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $   192,475         $   295,370
  Net realized loss on investments and foreign currency
     transactions                                                    (215,495)            (60,161)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                5,551            (232,459)
                                                                  -----------         -----------
    Increase (decrease) in net assets from operations             $   (17,469)        $     2,750
                                                                  -----------         -----------
Distributions declared to shareholders -
  From net investment income                                      $  (196,591)        $  (302,220)
  In excess of net investment income                                     --                (6,100)
                                                                  -----------         -----------
      Total distributions declared to shareholders                $  (196,591)        $  (308,320)
                                                                  -----------         -----------
Net increase in net assets from fund share transactions           $   196,597         $ 2,470,766
                                                                  -----------         -----------
    Total increase (decrease) in net assets                       $   (17,463)        $ 2,165,196
Net assets:
  At beginning of period                                            4,241,520           2,076,324
                                                                  -----------         -----------
  At end of period (including accumulated distributions in
    excess of net investment income of $9,917 and
    $5,801, respectively)                                         $ 4,224,057         $ 4,241,520
                                                                  ===========         ===========

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED JUNE 30,
                                               SIX MONTHS ENDED          ------------------------------         PERIOD ENDED
                                              DECEMBER 31, 2001                2001                2000       JUNE 30, 1999*
                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $ 8.11              $ 9.13              $ 9.93               $10.00
                                                         ------              ------              ------               ------

Income from investment operations(S)(S)# -
  Net investment income(S)                               $ 0.36              $ 0.80              $ 0.87               $ 0.50
  Net realized and unrealized loss on investments
    and foreign currency                                  (0.39)              (0.96)              (0.83)               (0.16)
                                                         ------              ------              ------               ------
      Total from investment operations                   $(0.03)             $(0.16)             $ 0.04               $ 0.34
                                                         ------              ------              ------               ------
Less distributions declared to shareholders
  From net investment income                             $(0.37)             $(0.84)             $(0.84)              $(0.41)
  In excess of net investment income                       --                 (0.02)               --                    --
                                                         ------              ------              ------               ------
      Total distributions declared to shareholders       $(0.37)             $(0.86)             $(0.84)              $(0.41)
                                                         ------              ------              ------               ------
Net asset value - end of period                          $ 7.71              $ 8.11              $ 9.13               $ 9.93
                                                         ======              ======              ======               ======
Total return                                              (0.35)%++           (1.91)%              0.55%                3.41%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.69%+              0.69%               0.68%                0.68%+
  Net investment income(S)(S)                              9.12%+              9.25%               9.08%                8.43%+
Portfolio turnover                                           56%                 42%                 56%                  24%
Net assets at end of period (000 Omitted)                $4,224              $4,242              $2,076               $2,067

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.15% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                $ 0.31              $ 0.68              $ 0.68               $ 0.25
      Ratios (to average net assets):
        Expenses##                                         2.05%+              2.10%               2.60%                4.86%+
        Net investment income(S)(S)                        7.76%+              7.84%               7.16%                4.25%+

(S)(S) As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premiums on debt securities. The effect of this change for the six months ended
       December 31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.05%. Per share, ratios, and supplemental data for periods prior to
       July 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional High Yield Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such a date. Dividends received in cash are recorded on the ex- dividend date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations. The fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the provisions did not have a significant effect on the financial statements.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended June 30, 2001 and June 30, 2000 was as follows:

                                               JUNE 30, 2001      JUNE 30, 2000
-------------------------------------------------------------------------------
Distributions paid from ordinary income             $291,431           $181,419

As of June 30, 2001, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

                  Undistributed ordinary income   $  30,637
                  Capital loss carryforward        (142,140)
                  Unrealized gain                  (431,016)

At June 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $142,140 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008, ($4,982) and June 30, 2009, ($137,158).

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund's average daily net assets. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.15% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,351,043 and $1,316,971, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                $4,398,735
                                                              ----------
Gross unrealized depreciation                                 $ (386,444)
Gross unrealized appreciation                                    109,126
                                                              ----------
    Net unrealized depreciation                               $ (277,318)
                                                              ==========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                     SIX MONTHS ENDED              YEAR ENDED
                                    DECEMBER 31, 2001           JUNE 30, 2001
                                ---------------------  ----------------------
                                     SHARES    AMOUNT    SHARES        AMOUNT
-----------------------------------------------------------------------------
Shares sold                            --     $ --      372,961   $ 3,200,000
Shares issued to shareholders in
  reinvestment of distributions      25,202   196,597    36,210       306,681
Shares reacquired                      --       --     (113,712)   (1,035,915)
                                     ------  -------- ---------   -----------
    Net increase                     25,202  $196,597   295,459   $ 2,470,766
                                     ======  ======== =========   ===========

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2001 was $24. The fund had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective July 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to July 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,848 reduction in cost of securities and a corresponding $2,848 increase in net unrealized appreciation, based on securities held by the fund on July 1, 2001.

The effect of this change for the six months ended December 31, 2001, was to decrease net investment income by $1,033, increase net unrealized appreciation by $821, and decrease net realized losses by $212. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          IHY-3 02/02 400